Exhibit 99.1

KCI The Clinical Advantage


Total Sales by Region
Region
Sales
West
South
1,718,258
534,389
1,009,268
900,431
4,162,346
Sales by Cat
86,285
52,048
SALES

Kinetic Concepts, Inc.

29th Annual J.P. Morgan Healthcare Conference

January 10, 2011

Forward Looking Statements

This presentation contains forward-looking statements including, among other things, management's outlook, estimates of future performance, revenue, earnings per share, and growth objectives. The forward-looking statements contained herein are based on our current expectations and are subject to a number of risks and uncertainties that could cause us to fail to achieve our current financial projections and other expectations, such as changes in the demand for V.A.C. ® Therapy resulting from increased competition, the seasonal slowing of V.A.C. Therapy unit growth in the fourth and first quarter of each year, changes in payer reimbursement policies or our ability to protect our intellectual property rights. We undertake no duty to update this information. More information about potential factors that could cause our results to differ or adversely affect our business and financial results is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010, June 30, 2010 and September 30, 2010, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." These reports are on file with the SEC and available at the SEC's website at www.sec.gov. All information set forth in this presentation is as of today's date.

NON-GAAP FINANCIAL INFORMATION

In this presentation, we have included certain results to exclude the impact of the specified non-cash expenses associated with our acquisition of LifeCell Corporation in the second quarter of 2008 and the impact of restructuring charges incurred during the fourth quarter of 2008, the first quarter of 2009, and the second quarter of 2010. These non-GAAP financial measures do not replace the presentation of our GAAP results and outlook. We have provided this supplemental non-GAAP information because it may provide meaningful information regarding our results and outlook on a basis that better facilitates an understanding of our expected results of operations which may not be otherwise apparent under GAAP. Management uses this non-GAAP financial information, along with GAAP information, for reviewing its operating results and for analyzing potential future business trends. In addition, we believe some investors may use this information in a similar fashion. A reconciliation of our GAAP selected financial information for the periods presented to the non-GAAP selected financial information provided is included on our website in the investor relations section.

TRADEMARKS

All trademarks that are proprietary to KCI Licensing, Inc. and/or LifeCell Corporation, their affiliates and/or licensors may be used in this presentation. The absence of a trademark or service mark or logo from this presentation does not constitute a waiver of trademark or other intellectual property rights of KCI Licensing, Inc. and/or LifeCell Corporation.

Executing to Strategy

Innovation
- V.A.C.Via – Mobile, single patient use
- Strattice – Stoma (Strattice >40% of LifeCell revenue)
- Skin IQ Microclimate System

Globalization
- V.A.C. Therapy launch in Japan
- Strattice launch in EMEA

Diversification
- SPY® System for analyzing blood perfusion
- Patient handling and mobility
- New credit facility provides flexibility

Organizational Readiness
- Formation of Advanced Research and Technology (ART)
- Business unit/shared service center structure finalized

Well Positioned to Manage Dynamics

Economy

- General corporate resilience
- Closer customer collaboration

Competition

- Trusted outcomes, brand, know how-360° of healing-not easily replicated
- Scientific depth: negative pressure, regenerative medicine, kinetic therapy
- Leveraging platform technologies to segment, differentiate
- Extending IP expiries beyond 2020 with pipeline launches

Health Reform & Reimbursement

- Reimbursement approval received in Japan
- NPWT HCPCS fee schedule unchanged for 2011
- Competitive Bidding Round 2 unlikely before 2013
- Active involvement in Health Reform in US

Investment Considerations

Attractive Financial Dynamics

- KCI's FCF Yield above 10%*; significantly higher than peers
- Strong balance sheet fundamentals
- Debt <2X EBITDA; leverage capacity

Clear Leadership in Attractive Markets

- Proven sustainable leadership in large markets
- Opening new segments and new geographies

Differentiated Fundamentals

- Unmatched commercial capabilities in wound healing and tissue regeneration
- Best-in-class technologies leading to superior outcomes
- Highly leverageable infrastructure

Proven, sustainable market leadership…..quality earnings, and cash flow performance

* Source: Thomson One

Overview of Core Businesses

Active Healing Solutions $1.4B	Regenerative Medicine $0.3B	Therapeutic Support Systems $0.3B
		

Active Healing Solutions

V.A.C. Therapy: Highly Differentiated & Clinically Proven

Target Market

- Acute (surgical and trauma) and chronic wounds
- Complex, hard-to-heal wounds
- Wounds treated across care settings
- 20M complex, hard-to-heal wounds
  - ~5% clinically treated with NPWT
  - $7B+ target NPWT market

Product Portfolio

InfoV.A.C.
for Acute Care





ActiV.A.C.
for Home Care

Advanced Dressings
Simplace, Granufoam Bridge





Active Healing Solutions
Why We Are The Market Leader: Hard To Replicate

Innovation and Knowledge
- Best-in-class products
  - 4th generation V.A.C. Therapy launching in 2011
  - Differentiated dressings
  - NPSM line with Prevena & ABThera
- Proven mechanisms of action

Clinical Evidence
- 23 Randomized Controlled Trials
- 1000+ V.A.C. Therapy Publications
- Over 60,000 healthcare professionals trained annually

4M Patients Treated

Relationships
- 30,000 institutions
- >100,000 prescribers
- Clinical & economic decision makers
  - Surgeons, physicians, nurses
  - Case managers, administrators

Global Infrastructure
- 2,100 in worldwide sales organization
- 1,500 service associates
- 1,100 customer service representatives

Innovation – Active Healing Solutions
Defending and Differentiating NPWT Through Innovation

2010 Total wounds ~20M
Growth ~2-3%


Complex Wound Market ~20M
Addressable NPWT Wounds ~8M
1.1M NPWT Treated in 2010


Wound severity
V.A.C.Ulta
InfoV.A.C.
ActiV.A.C.
V.A.C.Via
Future Opportunity
# of wounds

Innovation – V.A.C.Via
The Future of NPWT


29




125
mmHg
75
vac via

- Quiet pump powered by Vortis technology
- Single-patient use
- Current V.A.C. market **+** broader reach
- Improved patient compliance
- Simple, easy-to-use design
- Faster transitions home = hospitals save money
- Stored on shelf; no wait
- Full launch in Q1 ‘11

Clinical effectiveness of V.A.C., but easier to procure, store and use

Innovation – Vortis Pump Technology
NPWT Dressing Offers Increased Wound Reach


29


Complex
Wound
Market
~20M
Addressable
NPWT
Wounds

Coming 2012



Small pump design makes a dressing with NPWT a possibility

Innovation – Active Healing Solutions
Expanding NPWT to Surgical Wounds (NPSM)

Prevena



- Reduce post-surgical complications, improve closed incision healing, cosmesis
- Negative pressure to approximate planes, reduce dead space, drive perfusion
- 3M+ procedures
- Launched globally in Q3 '10
- Future dressing sizes planned

ABThera



- Better intervention / tool for open abdomen
- Negative pressure to remove edema, control contents & fascia
- 250,000+ procedures
- Approved for use in over +55% of Level 1 and 2 Trauma Centers

Globalization – Active Healing Solutions

Driving Growth Through Geographic Expansion



2010 Preliminary
~2%
98%
NA/EMEA
APAC/LA
2015
13-16%
NA/EMEA
APAC/LA
Japan: 282K NPWT wounds, attractive reimbursement, operations Q2 '10
APAC: China & India w/350K NPWT wounds; began Q4 '10
LA: Brazil & Mexico 300K NPWT wounds; attractive reimbursement

Regenerative Medicine
Intact extracellular matrices supporting tissue regeneration

Products:
Human-based: AlloDerm
Xeno-based: Strattice

- Native collagen and key matrix components
- Matrix capable of supporting cell migration and capillary invasion (no abnormal cross-links)
- Rich in proteoglycans
- Initial biomechanics that support suture retention and high load





Fibrillar collagens and Collagen VI



Elastin



Hyaluronan



Large and small Proteoglycans



Fibronectin



Vascular Channels

Regenerative Medicine - Strattice
Abdominal Wall Surgery

Before





Abdomen Left Open



Reconstructed Abdominal Wall with Strattice



Normal Skin over Strattice



After





Two years after surgery

Innovation – Regenerative Medicine
Expanding the Market Through New Applications

Abdominal Wall Surgery

Market Potential: **$2.3B**


Inguinal Hernia $270M
Stoma Reinforcement $230M
Challenging Hernia Repair $1,800M

General Reconstruction

Market Potential: **$0.6B+**


Lumpectomy Reconstruction $90M
Head & Neck $70M
Breast Reconstruction $400M

Cosmetic Business

Market Potential: **$0.4B+**


Mastopexy $210M
Prevent Complications $130M
Augmentation Revisions $90M

Total Market Opportunity


$2.4B
$3.3B
Current
Future

Diversification – Regenerative Medicine
SPY® System





- Novel perfusion evaluation technology
- Many surgical applications for product
- Breast Reconstruction (BR) launched in January
- ~85K BR procedures
- BR tissue pull through on AlloDerm / Strattice
- Diversifies sales force portfolio

SPY® System provides real-time, intra-operative visual data to assess poor tissue perfusion

Globalization – Regenerative Medicine
Driving Growth Through Geographic Expansion


Market Opportunity
$600M
$400M
$150M
$100M
EMEA
APAC

- Biologic sales force
- KOL adoption
- Medical education
- Clinical studies
- Reimbursement for product


Target Expectations
(2015)
15-20%
>5%
EMEA
APAC
Penetrated
Unpenetrated

Innovation - Therapeutic Support Systems

Skin IQ Microclimate System





- Innovative microclimate management coverlet to prevent and manage pressure ulcers
- Waterproof, vapor permeable with bacteria and odor control
- Negative Airflow Technology for higher performance
- Single patient use

Patient Handling and Mobility







- Will launch lift and chair products in 2011
- Attractive niche opportunity with aging nursing population and legislation to improve nurse safety
- Mainly capital sale model

Opportunistic Investments to Diversify Portfolio

4Q & 2010 Preliminary Financial Performance

- 2010 full year results and 2011 financial guidance to be provided on Earnings Conference Call February 1, 2011
- Q4 2010 Revenue of $525 - $528 Million
- Full-Year 2010 Revenue of approximately $2.02 Billion

- Q4 Regenerative Medicine revenue grew approximately 20% over Q4 2009
- Q4 AHS revenue was approximately flat from Q4 2009;
  North America grew approximately 1-2% over Q4 2009
- Q4 TSS contracted approximately 20% from Q4 2009

Financial Performance

Differentiated Outcomes & Operating Discipline Yields Sustainable Growth



Revenue
($ in millions)
$1,878
$1,993
$2,017
$2,018
2008
2009
9/10 LTM
2010 Preliminary



Diluted Earnings Per Share (1)(2)
$3.78
$3.99
$4.22
2008
2009
9/10 LTM



EBITDA (1)(2)
($ in millions)
$597
$634
$656
2008
2009
9/10 LTM

(1) Adjusted for certain non-cash acquisition-related expenses and restructuring and other charges

(2) A reconciliation of non-GAAP measures is provided at www.kci1.com in the Investor Relations section under Financial Reports

New Credit Facility

Increased Financial Flexibility to Execute Strategy

KCI Completes $1.2B Refinancing

- Interest rate reduced by 50-125 bps depending on leverage ratio
- Term A amortization flexibility increased
- Revolver increased to $650M
- Accordion feature of $500M
- Allows for ~$1.2B in additional borrowing capacity

Uses of Cash

- Continue investments that lay foundation for growth
- Diversify through inorganic opportunities
- Deleverage over time
- Possible share repurchase

Unlimited Acquisitions to 3.5x Leverage

Cash Flow
Strong, Sustainable Cash Flows Yield Financial Strength & Agility



Free Cash Flow (2)
($ millions)
$285
$293
$264
2008
2009
9/10 LTM



Leverage (1)(3)
2.7x
2.3x
1.9x
2008
2009
9/10 LTM

(1) Adjusted for restructuring charges.
(2) Defined as cash flow from operations less net capital expenditures.
(3) A reconciliation of non-GAAP measures is provided at www.kci1.com in the Investor Relations section under Financial Reports

Investment Considerations

Attractive Financial Dynamics

- KCI's FCF Yield above 10%*; significantly higher than peers
- Strong balance sheet fundamentals
- Debt <2X EBITDA; leverage potential

Clear Leadership in Attractive Markets

- Proven sustainable leadership in large markets
- Opening new segments and new geographies

Differentiated Fundamentals

- Unmatched commercial capabilities in wound healing and tissue regeneration
- Best-in-class technologies leading to superior outcomes
- Highly leverageable infrastructure

Proven, sustainable market leadership…..quality earnings, and cash flow performance

* Source: Thomson One

KCI
The Clinical Advantage








Total Sales by Region
Region
Sales
West
South
1,718,258
534,389
1,009,268
900,431
4,162,346
Sales by Cat
Sales
86,285
52,048
SALES

Kinetic Concepts, Inc.